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                  _____________________________

                      AMENDED AND RESTATED
                          ASSIGNMENT OF
                        OPERATING ASSETS
                  _____________________________



                   TRUMP'S CASTLE ASSOCIATES,

                          as Assignor,

                               To

                    MIDLANTIC NATIONAL BANK,

                               as

                            Assignee


                    Dated as of May 29, 1992

- -----------------------------------------------------------------

Prepared by:

__________________________
Ira A. Rosenberg, Esq.
Sills Cummis Zuckerman Radin
  Tischman Epstein & Gross, P.A.
One Riverfront Plaza
Newark, New Jersey 07102
(201) 643-7000

       AMENDED AND RESTATED ASSIGNMENT OF OPERATING ASSETS


            THIS AMENDED AND RESTATED ASSIGNMENT OF OPERATING ASSETS ("Assignment") made as of the 29th day of May, 1992, by TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership having an office at Trump's Castle Casino Resort by the Bay, Brigantine Boulevard at Huron Avenue, Atlantic City, New Jersey and which is the successor in interest to Trump's Castle Associates Limited Partnership, a New Jersey limited partnership ("Assignor"), to MIDLANTIC NATIONAL BANK, a national banking association having an office at Metro Park Plaza, 499 Thornall Street, Edison, New Jersey 08818 ("Assignee").


                      W I T N E S S E T H:


            WHEREAS, pursuant to the Credit Agreement dated February 16, 1988 (the "1988 Credit Agreement") among Assignor, Trump's Castle Funding, Inc. ("Funding") and Assignee, Assignee made a construction loan to Assignor in the principal amount of up to $50,000,000, which construction loan subsequently was converted pursuant to the 1988 Credit Agreement into a term loan in the principal amount of $50,000,000 (the "Original Term Loan");

            WHEREAS, the proceeds of the Original Term Loan were made available by Assignee to Assignor for the purpose of enabling Assignor to construct certain new facilities and reno-vate certain existing facilities in connection with the casino hotel (the "Casino-Hotel") now known as Trump's Castle Casino Resort by the Bay, located at Brigantine Boulevard at Huron Avenue in Atlantic City, Atlantic County, New Jersey (the real property on which the Casino-Hotel is located is more particularly described on Schedule 1 and together with the Casino-Hotel is collectively called the "Property");

            WHEREAS, as security for Assignor's obligations under the 1988 Credit Agreement and the other lending documents executed in connection therewith, Assignor executed, among other things, an Assignment of Operating Assets dated February 16, 1988 (the "1988 Assignment");

            WHEREAS, as a result of financial difficulties, Assignor, Funding and others have requested Assignee, and Assignee has agreed, to restructure the terms and conditions of the Original Term Loan as set forth in the Amended and Restated Credit Agreement of even date herewith among Assignor, Funding and Assignee (the "Credit Agreement"), the Amended and Restated

                                 (1)

Term Note of even date herewith made by Assignor in favor of Assignee (the "Note") and the other Lending Documents (as defined in the Credit Agreement), among other things, to reduce the principal amount of the Original Term Loan from $50,000,000 to $38,000,000, to modify the interest rate and to defer the repayment of principal;

            WHEREAS, a joint plan of reorganization of Assignor, Funding and an affiliated entity thereof providing for the restructuring of the Original Term Loan as provided in the Credit Agreement, the Note and the other Lending Documents (the "Plan") has been confirmed by entry of a final order of the United States Bankruptcy Court for the District of New Jersey under its Case Nos. 92-11191, 92-1192 and 92-11193, pursuant to Section 1129 of the United States Bankruptcy Code;

            WHEREAS, in connection with the Plan, (i) Assignor, Funding and Assignee have entered into the Credit Agreement, (ii) Assignor has issued to Assignee the Note and (iii) Assignor has executed and delivered in favor of Assignee an Amended and Restated Indenture of Mortgage of even date herewith (the "Mort-gage"), pursuant to which Assignor has encumbered, mortgaged and conveyed to Assignee all of its right, title and interest in and to the Trust Estate (as defined in the Mortgage), including, without limitation, all of Assignor's right, title and interest in and to the Property, as further security for the performance and observance of Assignor's obligations under the Credit Agree-ment, the Note and the other Lending Documents;

            WHEREAS, as additional security for the performance of Assignor's obligations under the Credit Agreement, the Note and the other Lending Documents, Assignor has entered into an Amended and Restated Assignment of Leases and Rents of even date herewith, pursuant to which Assignor has assigned its rights in, to and under certain leases and rents;

            WHEREAS, Assignor is the owner, in fee simple absolute, of the Owned Land (as defined in the Mortgage); and Assignor has and may hereafter own, hold or lease Operating Assets (as defined in the Mortgage) concerning or affecting the use or occupancy of its interests or estates in and to the Property or any part thereof; and

            WHEREAS, Assignee's willingness to restructure the Original Term Loan pursuant to the Credit Agreement is subject to the condition, among others, that Assignor shall have executed and delivered to Assignee this Assignment, to reflect the terms of the Plan, to make certain other changes and, solely for the convenience of Assignor and Assignee, amend and restate in its entirety the 1988 Assignment.

                                 (2)

            NOW, THEREFORE, Assignor, for good and valuable con-sideration, the receipt and sufficiency of which are hereby acknowledged, does hereby bargain, sell, transfer, assign, con-vey, set over and deliver unto Assignee, as additional security for the payment of the Note and the payment and performance of all the terms and conditions of the Credit Agreement and the other Lending Documents and any and all amendments, modifications, restatements, extensions and renewals thereof, all of Assignor's right, title and interest in and to the Operating Assets, now existing or hereafter acquired (including, without limitation, all bookings, accounts, rights to receive the payment of money, contracts, permits, leases, licenses and agreements constituting a part of the Operating Assets (collectively, "Operating Agreements"), all Operating Agreements now existing or which may be executed at any time in the future, and all amendments, modifications, restatements, extensions and renewals of the Operating Agreements, and any of them, and all rents and other income which may now or hereafter be or become receivable or rights to receive the payment of money under the Operating Agreements, and any of them); it being intended hereby to establish a present and complete transfer unto Assignee of all of Assignor's right, title, interest and estate in and to the Operating Assets and all the Income (as hereinafter defined) arising thereunder; provided, however, that Assignor is hereby granted a license by Assignee, so long as there shall have been no acceleration of maturity of the Note pursuant to Section 7.01 of the Credit Agreement which has not been rescinded or an exercise by the Mortgagee of its rights under Section 3.10 of the Mortgage (either being hereinafter referred to as an "Acceleration Event"), to (a) possess, use, manage, operate, enjoy and, subject to and in accordance with the terms of the Mortgage, dispose of the Operating Assets or any part thereof and to collect, receive, use, invest and dispose of the rents, issues, tolls, profits, revenues and other income therefrom (collectively, "Income"), (b) use, consume and dispose of any consumables, goods, wares and merchandise in the ordinary course of business of operating the Casino-Hotel or any other improvements now or hereafter located on any of the Property and
(c) adjust and settle all matters relating to choses in action, leases and contracts. Upon the occurrence of the Acceleration Event, Assignor agrees to deposit with Assignee upon demand such of the Operating Agreements as may from time to time be designated by Assignee.

            Assignor hereby appoints Assignee the true and lawful attorney of Assignor with full power of substitution, and with power for Assignor and in the name of Assignor and/or in its name, place and stead, to (a) possess, use, manage and enjoy the Operating Assets or any part thereof, including, without limitation, to collect, receive, use, invest, dispose of and give complete acquittance for any and all Income herein assigned which

                                 (3)
may be or become due and payable under the Operating Agreements,
(b) use, consume and dispose of any consumable goods, wares and merchandise, (c) adjust and settle all matters relating to choses in action, leases and contracts, and (d) at its discretion, file any claim or take any other action or proceeding and make any settlement of any claims, either in its own name or in the name of Assignor or otherwise, which Assignee may deem necessary or desirable in order to collect and enforce the rights herein assigned. No rights shall be exercised by the Assignee under this paragraph until an Acceleration Event has occurred. All parties to the Operating Agreements are hereby expressly authorized and directed, after the occurrence of an Acceleration Event, to pay all amounts payable to Assignor thereunder to Assignee or such nominees as Assignee may designate in writing delivered to and received by such parties, who thereafter are expressly relieved of any and all duty, liability or obligation to Assignor in respect of all payments so made.

            Assignee is hereby vested with full power to use all measures, legal and equitable, deemed by it necessary or proper to enforce this Assignment, including, without limitation, to collect all Income and to exercise all other rights provided for hereunder. Assignee shall be under no obligation to enforce any of the rights or claims assigned to it hereunder, or to perform or carry out any of the obligations of Assignor under any of the Operating Agreements, and Assignee does not assume any of the liabilities in connection with or arising or growing out of the covenants and agreements of Assignor in the Operating Agreements. It is further understood and agreed that this Assignment shall not operate to place responsibility for the control, care, management or repair of Assignor's estates or interests in and to the Operating Assets, or parts thereof, upon Assignee, nor shall it operate to make Assignee liable for the carrying out of any of the terms and conditions of any of the Operating Agreements, or for any negligence in the management, upkeep, repair or control of Assignor's estates or interests in and to the Operating Assets, including, without limitation, for action or omissions resulting in loss or injury or death to any lessee, licensee, employee or stranger thereat. No such rights shall be exercised by the Assignee under this paragraph until an Acceleration Event has occurred.

            For purposes of this Assignment, the term "Operating
Assets" shall exclude any items constituting Excepted Property, as defined in Section 1.01 of the Mortgage.

            Assignee hereby agrees to promptly remit to Assignor any amounts collected hereunder by Assignee which are in excess of those applied to pay in full the aforesaid liabilities and indebtedness at the time due (including those due by reason of any Acceleration Event).

                                 (4)

            IT IS AGREED that, to the extent the grant of a security interest in the Operating Assets is governed by the provisions of the Uniform Commercial Code, this Assignment is and is hereby agreed to be a "Security Agreement" under said Code, and Assignor hereby grants and conveys to Assignee a security interest in the Operating Assets and all proceeds and products thereof. Assignor shall at any time and from time to time execute and deliver such additional security agreements, financing statements and continuation statements, and shall take all such actions, as Assignee may deem necessary or desirable to perfect Assignee's interest under this Assignment as a secured party under the Uniform Commercial Code.

            IT IS FURTHER AGREED that the rights and benefits created hereunder supplement and are not in substitution for the liens created by the Mortgage with respect to the Operating Assets and that nothing contained herein shall limit or affect the rights of Assignee under the Mortgage.

            Upon the termination of the Mortgage Documents (as defined in the Credit Agreement) and the payment in full of the principal sum, interest and other indebtedness secured thereby, this Assignment shall be and become null and void, and all estate, right, title and interest of Assignee in and to the Operating Assets shall revert to Assignor and Assignee shall promptly cancel and discharge of record this Assignment and any financing statement filed in connection herewith and execute and deliver to Assignor all such instruments as may be appropriate to evidence such discharge and satisfaction of said Assignment; otherwise, this Assignment shall remain in full force and effect as herein provided, shall inure to the benefit of Assignee and its successors and assigns, and any subsequent holder of the Note and shall be binding upon Assignor, and its successors and assigns, and any subsequent holder of Assignor's right, title, interest and estate in and to the Property.

            Notwithstanding anything herein or in any other agreement, document, certificate, instrument, statement or omission referred to below to the contrary, Assignor is liable hereunder only to the extent of the assets of Assignor and, except as provided in the Put Agreement (as defined in the Credit Agreement) or in Section 2.07 of the Credit Agreement, no other person or entity, including, but not limited to, any partner, partner representative, officer, committee or committee member of Assignor or any partner therein or of any partnership affiliate (as defined in Rule 405 under the Securities Act of 1933, as amended) of Assignor, or any incorporator, officer, director or shareholder of any corporate partner of Assignor or of any corporate affiliate of Assignor, or any affiliate or controlling person or entity of any of the foregoing, or any successor, personal representative, heir or assign of any of the foregoing,

                                 (5)
in each case past, present or as they may exist in the future, shall be liable in any respect (including, without limitation, for the breach of any representation, warranty, covenant, agreement, condition or indemnification or contribution under-taking contained herein or therein) under, in connection with, arising out of or relating to this Assignment, or any other agreement, document, certificate, instrument or statement (oral or written) related to, executed or to be executed, delivered or to be delivered, or made or to be made, or any omission made or to be made, in connection with any of the foregoing or any of the transactions contemplated in any such agreement, document, certi-ficate, instrument or statement. Notwithstanding the foregoing,
(i) as provided in Section 2.07 of the Credit Agreement, Assignor shall preserve any personal claims it may have for fraud, liabilities under the Securities Act of 1933, as amended, and other liabilities that cannot be waived under applicable federal and state laws against such Persons in connection with the transactions contemplated hereby and by the other Lending Documents; provided, however, that such conduct shall not in and of itself constitute an Event of Default under the Credit Agreement, the Note, the Mortgage or any other Lending Document,
(ii) Trump shall be liable to Assignee to perform his obligations under the Put Agreement, (iii) each of the general partners of Assignor shall be liable to Assignor to repay to Assignor an amount equal to any Restricted Payment (as defined in the Credit Agreement) actually received by that general partner in contravention of said Section 11.04 of the Credit Agreement, and
(iv) Trump or any affiliate of Trump (but not in any event including TC/GP, any director thereof, any Bondholder Representative (as such terms are defined in the Partnership Agreement) or any Holder (as such term is defined in the Indenture)) shall be liable to repay to Assignor any Restricted Payment actually received by Trump or such affiliate of Trump, as the case may be, in contravention of Section 11.04. Any agreement, document, certificate, statement or other instrument to be executed simultaneously with, in connection with, arising out of or relating to this Assignment or any other agreement, document, certificate, statement or instrument referred to above, or any agreement, document, certificate, statement or instrument contemplated hereby, shall contain language mutatis mutandi to this paragraph and, if such language is omitted, shall be deemed to contain such language.

            This Assignment shall be governed by and construed under the internal laws of the State of New Jersey, without giving effect to the principles of conflicts of laws.

            This Assignment is subject to and shall be enforced in compliance with the provisions of the New Jersey Casino
Control Act.

                                 (6)

            IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed, all as of the date first above set forth.

ATTEST:                          ASSIGNOR:

                                 TRUMP'S CASTLE ASSOCIATES



By:/s/ Nicholas Ribis            By:/s/ Donald J. Trump
   -------------------              --------------------



(SEAL)                           ASSIGNEE:

                                 MIDLANTIC NATIONAL BANK



                                 By:/s/ Ben Berzin
                                   ----------------
                                    Ben Berzin, Jr.




                                 (7)

STATE OF NEW YORK      )
                       ) ss.:
COUNTY OF NEW YORK     )


            BE IT REMEMBERED, that on this 29th day of May, 1992, before me, the subscriber, a Notary Public of the State of New York, personally appeared DONALD J. TRUMP, the Managing Partner of TRUMP'S CASTLE ASSOCIATES, a New Jersey general partnership, who, I am satisfied, is the person who has signed the within instrument on behalf of such general partnership, and I having first made known to him the contents thereof he thereupon acknowledged that he signed and delivered the said instrument to his capacity as such Managing Partner aforesaid, and that the within instrument is the voluntary act and deed of said general partnership.



                              /s/ Manuel Rubio
                              ------------------------------
                              Notary Public of the State of
                              New York {Seal}



                                 (8)

STATE OF NEW YORK     )
                      )  ss.:
COUNTY OF NEW YORK    )

            BE IT REMEMBERED, that on this ___th day of May, 1992, before me, the subscriber, a Notary Public of the State of New York, personally appeared Ben Berzin, Jr., the Senior Vice President of MIDLANTIC NATIONAL BANK, a national banking asso-ciation, who I am satisfied is the person who executed the within instrument, as Senior Vice President of said association, and he acknowledged that he signed, sealed with the proper corporate seal and delivered the same as such officer, that the within instrument is the voluntary act and deed of such association made by virtue of authority of its board of directors, and that he received a true copy of the within instrument on behalf of such association.






                              /s/ Manuel Rubio
                              ------------------------------
                              Notary Public of the State of
                              New York {Seal}


                                 (9)